UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2015

ASPEN TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24786	04-2739697
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Crosby Drive, Bedford, MA	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 23, 2015, we filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission and set our annual meeting for December 10, 2015. On November 13, 2015, we issued a press release announcing that we are rescheduling the meeting for 9 a.m. Eastern Time on Friday, December 11, 2015, at the same location.  The press release announcing the rescheduling is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

The record date for such annual meeting remains October 13, 2015.  Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Aspen Technology, Inc. on November 13, 2015, with respect to rescheduling the annual meeting to December 11, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: November 13, 2015

By:	/s/ Frederic G. Hammond
Frederic G. Hammond
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Aspen Technology, Inc. on November 13, 2015, with respect to rescheduling the annual meeting to December 11, 2015